Exhibit 99.1

TCI 2 Holdings, LLC et al
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM JULY 1, 2009 THROUGH JULY 31, 2009	Case No. 09-13654 (JHW)
FORM MOR-1
(Unaudited)
(in thousands)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$(6,877)	$2,857	$(1,605)	$1,731	$-	$2,983	$175	$-	$175	$-	$(3,719)	$873	$-	$(2,846)
	-													-
Record equity in subsidiaries	3,158	-	-	-	(3,158)	(3,158)	-	-	-	-	-	(3,719)	3,719	-

Net loss as adjusted	(3,719)	2,857	(1,605)	1,731	(3,158)	(175)	175	-	175	-	(3,719)	(2,846)	3,719	(2,846)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	(3,158)	-	-	-	3,158	3,158	-	-	-	-	-	3,719	(3,719)	-
Non-cash interest accretion on property tax settlement	-	(9)	(53)	(7)	-	(69)	-	-	-	-	(69)	-	-	(69)
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	(873)	-	(873)
Depreciation	15	3,291	316	207	-	3,814	-	-	-	-	3,829	-	-	3,829
Amortization	-	84	1	2	-	87	-	-	-	-	87	-	-	87
Amortization of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for losses on receivables	-	499	227	164	-	890	-	-	-	-	890	-	-	890
Stock based compensation expense	79	11	4	-	-	15	-	-	-	-	94	-	-	94
Non-cash reorganization expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Valuation Allowance CRDA	-	185	54	68	-	307	-	-	-	-	307	-	-	307

Change in operating assets & liabilities:
Accounts receivable	15	(1,622)	37	(466)	-	(2,051)	-	-	-	-	(2,036)	-	-	(2,036)
Inventories	-	(352)	(40)	(40)	-	(432)	-	-	-	-	(432)	-	-	(432)
Other current assets	528	(470)	(119)	87	-	(502)	-	-	-	-	26	-	-	26
Other assets	(450)	792	542	528	-	1,862	-	-	-	-	1,412	-	-	1,412
Due to Affiliates	10,924	(11,376)	486	(34)	-	(10,924)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	(109)	1,420	287	(324)	-	1,383	(354)	-	(354)	-	920	-	-	920
Accrued interest	7,295	5,912	(369)	46	-	5,589	-	-	-	-	12,884	-	-	12,884
Other long-term liabilities	-	-	(58)	(1)	-	(59)	-	-	-	-	(59)	-	-	(59)
Net cash provided(used) by operating activities	11,420	1,222	(290)	1,961	-	2,893	(179)	-	(179)	-	14,134	-	-	14,134

Cash flow from Investing Activities
Purchases of PPE	1	(460)	(77)	(179)	-	(716)	-	-	-	-	(715)	-	-	(715)
Decrease in Restricted Cash	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Purchases of CRDA investments	-	(1,295)	(674)	(514)	-	(2,483)	-	-	-	-	(2,483)	-	-	(2,483)
Proceeds from CRDA investments	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net cash provided(used) by investing activities	1	(1,755)	(751)	(693)	-	(3,199)	-	-	-	-	(3,198)	(984)	984	(3,198)

Cash flows from Financing Activities
Repayment of term loan	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Borrowing (Repayment) - I/C Debt	1,226	-	-	(1,226)	-	(1,226)	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(15)	-	-	-	(15)	-	-	-	-	(15)	-	-	(15)
Contributions from Parent	805	-	-	-	-	-	179	-	179	-	984	-	(984)	-
Net cash provided(used) by financing activities	2,031	(15)	-	(1,226)	-	(1,241)	179	-	179	-	969	-	(984)	(15)

Net increase(decrease) in cash and cash equivalents	13,452	(548)	(1,041)	42	-	(1,547)	-	-	-	-	11,905	(984)	-	10,921
Cash and cash equivalents at beginning of period	7,719	27,627	16,915	12,149	-	56,691	-	-	-	-	64,410	984	-	65,394
Cash and cash equivalents at end of period	$21,171	$27,079	$15,874	$12,191	$-	$55,144	$-	$-	$-	$-	$76,315	$-	$-	$76,315

Cash Disbursements(in whole dollars)	$3,056,320	$38,701,000	$19,257,944	$15,576,897		$76,592,161	$0				$76,592,161	$0		$76,592,161

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH JULY 31, 2009
FORM MOR-1
(Unaudited)
(in thousands)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$(47,568)	$(25,790)	$(366,264)	$(189,739)	$-	$(581,793)	$(301)	$-	$(301)	$-	$(629,662)	$154,054	$-	$(475,608)
	-											-		-
Record equity in subsidiaries	(582,094)	-	-	-	582,094	582,094	-	-	-	-	-	(629,662)	629,662	-

Net loss as adjusted	(629,662)	(25,790)	(366,264)	(189,739)	582,094	301	(301)	-	(301)	-	(629,662)	(475,608)	629,662	(475,608)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	582,094	-	-	-	(582,094)	(582,094)	-	-	-	-	-	629,662	(629,662)	-
Non-cash interest accretion on property tax settlement	-	(46)	(287)	(33)	-	(366)	-	-	-	-	(366)	-	-	(366)
Deferred income taxes	-	(335)	(1,910)	-	-	(2,245)	-	-	-	-	(2,245)	(6,079)	-	(8,324)
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	(147,970)	-	(147,970)
Intangible asset impairment charge	-	3,720	16,780	-	-	20,500	-	-	-	-	20,500	-	-	20,500
Asset impairment charge	-	-	331,059	205,174	-	536,233	-	-	-	-	536,233	-	-	536,233
Depreciation	72	18,093	5,867	468	-	24,428	-	-	-	-	24,500	-	-	24,500
Amortization	-	464	3	17	-	484	-	-	-	-	484	-	-	484
Amortization of deferred financing costs	62	26	13	-	-	39	-	-	-	-	101	-	-	101
Provisions for losses on receivables	-	6,305	1,012	1,028	-	8,345	-	-	-	-	8,345	-	-	8,345
Stock based compensation expense	544	62	23	-	-	85	-	-	-	-	629	-	-	629
Non-cash reorganization expense	7,581	4,567	2,284	-	-	6,851	-	-	-	-	14,432	-	-	14,432
Valuation Allowance CRDA	-	(743)	(277)	41	-	(979)	-	-	-	-	(979)	-	-	(979)

Change in operating assets & liabilities:
Accounts receivable	(59)	(4,972)	(856)	(541)	-	(6,369)	-	-	-	-	(6,428)	-	-	(6,428)
Inventories	-	(516)	31	52	-	(433)	-	-	-	-	(433)	-	-	(433)
Other current assets	(3,300)	(442)	1,279	339	-	1,176	-	-	-	-	(2,124)	-	-	(2,124)
Other assets	3,603	640	483	730	-	1,853	-	-	-	-	5,456	-	-	5,456
Due to Affiliates	(2,068)	1,758	885	(575)	-	2,068	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	4,510	9,339	94	(14,636)	-	(5,203)	(115)	-	(115)	-	(808)	-	-	(808)
Accrued interest	54,043	(2,776)	(1,931)	244	-	(4,463)	-	-	-	-	49,580	-	-	49,580
Other long-term liabilities	-	-	(312)	(5)	-	(317)	-	-	-	-	(317)	-	-	(317)
Net cash provided(used) by operating activities	17,420	9,354	(12,024)	2,564	-	(106)	(416)	-	(416)	-	16,898	5	-	16,903

Cash flow from Investing Activities
Purchases of PPE	19	(10,498)	(434)	(1,174)	-	(12,106)	-	-	-	-	(12,087)	-	-	(12,087)
Decrease in Restricted Cash	200	-	-	-	-	-	-	-	-	-	200	-	-	200
Purchases of CRDA investments	-	(2,774)	(1,295)	(1,035)	-	(5,104)	-	-	-	-	(5,104)	-	-	(5,104)
Proceeds from CRDA investments	-	5,008	1,882	919	-	7,809	-	-	-	-	7,809	-	-	7,809
Net cash provided(used) by investing activities	219	(8,264)	153	(1,290)	-	(9,401)	-	-	-	-	(9,182)	(984)	984	(9,182)

Cash flows from Financing Activities
Repayment of term loan	(2,464)	-	-	-	-	-	-	-	-	-	(2,464)	-	-	(2,464)
Borrowing (Repayment) - I/C Debt	(3,076)	-	7,671	(4,595)	-	3,076	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(98)	-	-	-	(98)	-	-	-	-	(98)	-	-	(98)
Contributions from Parent	568	-	-	-	-	-	416	-	416	-	984	-	(984)	-
Net cash provided(used) by financing activities	(4,972)	(98)	7,671	(4,595)	-	2,978	416	-	416	-	(1,578)	-	(984)	(2,562)

Net increase(decrease) in cash and cash equivalents	12,667	992	(4,200)	(3,321)	-	(6,529)	-	-	-	-	6,138	(979)	-	5,159
Cash and cash equivalents at beginning of period	8,504	26,087	20,074	15,512	-	61,673	-	-	-	-	70,177	979	-	71,156
Cash and cash equivalents at end of period	$21,171	$27,079	$15,874	$12,191	$-	$55,144	$-	$-	$-	$-	$76,315	$(0)	$-	$76,315

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Month Ended July 31, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	16,324	4,591	4,021	0	0	0	0	24,936	0	0	24,936
SLOT REVENUE	25,532	13,675	12,040	0	0	0	0	51,247	0	0	51,247
POKER REVENUE	1,628	0	0	0	0	0	0	1,628	0	0	1,628
KENO WIN	16	0	0	0	0	0	0	16	0	0	16
SIMULCAST REVENUE	71	0	0	0	0	0	0	71	0	0	71
TOTAL GAMING REVENUE	43,571	18,266	16,061	0	0	0	0	77,898	0	0	77,898

ROOMS	5,436	2,508	1,877	0	0	0	0	9,821	0	0	9,821
FOOD & BEVERAGE	5,151	2,942	2,236	0	0	0	0	10,329	0	0	10,329
ENTERTAINMENT	630	324	48	0	0	0	0	1,002	0	0	1,002
OTHER	1,954	710	906	0	0	0	0	3,570	0	0	3,570
TOTAL OTHER	13,171	6,484	5,067	0	0	0	0	24,722	0	0	24,722

GROSS REVENUE	56,742	24,750	21,128	0	0	0	0	102,620	0	0	102,620

RFB COMPS	6,797	3,206	2,401	0	0	0	0	12,404	0	0	12,404
COIN	3,753	2,542	2,316	0	0	0	0	8,611	0	0	8,611
CASH COMPS	2,281	(48)	26	0	0	0	0	2,259	0	0	2,259
ALLOCATED COMPS	0	0	0	0	0	0	0	0	0	0	0
TOTAL PROMO ALLOWANCES	12,831	5,700	4,743	0	0	0	0	23,274	0	0	23,274

NET REVENUES	43,911	19,050	16,385	0	0	0	0	79,346	0	0	79,346

EXPENSES
PAYROLL & RELATED	13,781	8,699	6,750	0	0	408	0	29,638	0	0	29,638
COST OF GOODS SOLD	2,015	848	820	0	0	0	0	3,683	0	0	3,683
PROMO EXPENSE	1,392	1,333	871	0	0	0	0	3,596	0	0	3,596
ADVERTISING	588	333	244	0	0	0	0	1,165	0	0	1,165
MARKETING/ENTERTAINMENT	1,513	580	450	0	0	0	0	2,543	0	0	2,543
GAMING TAX & REG FEES	4,015	1,914	1,692	0	0	8	0	7,629	0	0	7,629
PROPERTY TAX, RENT & INSUR	3,076	1,496	1,160	0	0	446	0	6,178	0	0	6,178
UTILITIES	1,595	702	635	0	0	11	0	2,943	0	0	2,943
PROV FOR DOUBTFUL ACCTS	499	227	164	0	0	0	0	890	0	0	890
GEN, ADMIN & OTHER OPER	3,050	1,633	1,390	0	(175)	1,876	0	7,774	0	0	7,774
TOTAL OPERATING EXPENSES	31,524	17,765	14,176	0	(175)	2,749	0	66,039	0	0	66,039

GROSS OPERATING PROFIT	12,387	1,285	2,209	0	175	(2,749)	0	13,307	0	0	13,307

CRDA EXPENSE(INCOME)	184	55	68	0	0	0	0	307	0	0	307

EBITDA	12,203	1,230	2,141	0	175	(2,749)	0	13,000	0	0	13,000

DEPRECIATION & AMORTIZATION	(3,376)	(317)	(209)	0	0	(15)	0	(3,917)	0	0	(3,917)
INTEREST INCOME	2	76	24	9,267	0	8,483	(17,748)	104	0	0	104
INTEREST EXPENSE	(5,972)	(2,594)	(225)	(9,267)	0	(12,701)	17,748	(13,011)	0	0	(13,011)
NON-CASH REORGANIZATION EXPENSE								0			0
OTHER NON-OP INC(EXP)/IMPAIRMENT	0	0	0	0	0	105	0	105	0	0	105
INCOME TAX BENEFIT	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	873	0	873
NET INCOME(LOSS)	$2,857	($1,605)	$1,731	$0	$175	($6,877)	$0	($3,719)	$873	$0	($2,846)

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Period February 17 through July 31, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$68,835	$26,248	$17,472	$-	$-	$-	$-	$112,555	$-	$-	$112,555
SLOT REVENUE	124,217	67,147	58,617	-	-	-	-	249,981	-	-	249,981
POKER REVENUE	8,324	-	-	-	-	-	-	8,324	-	-	8,324
KENO WIN	87	-	-	-	-	-	-	87	-	-	87
SIMULCAST REVENUE	346	-	-	-	-	-	-	346	-	-	346
TOTAL GAMING REVENUE	201,809	93,395	76,089	-	-	-	-	371,293	-	-	371,293

ROOMS	24,090	10,956	7,913	-	-	-	-	42,959	-	-	42,959
FOOD & BEVERAGE	25,490	11,561	9,154	-	-	-	-	46,205	-	-	46,205
ENTERTAINMENT	1,141	554	105	-	-	-	-	1,800	-	-	1,800
OTHER	9,767	3,534	3,940	-	-	-	-	17,241	-	-	17,241
TOTAL OTHER	60,488	26,605	21,112	-	-	-	-	108,205	-	-	108,205

GROSS REVENUE	262,297	120,000	97,201	-	-	-	-	479,498	-	-	479,498

RFB COMPS	32,024	14,646	11,235	-	-	-	-	57,905	-	-	57,905
COIN	22,555	13,070	12,011	-	-	-	-	47,636	-	-	47,636
CASH COMPS	8,984	548	307	-	-	-	-	9,839	-	-	9,839
TOTAL PROMO ALLOWANCES	63,563	28,264	23,553	-	-	-	-	115,380	-	-	115,380

NET REVENUES	198,734	91,736	73,648	-	-	-	-	364,118	-	-	364,118

EXPENSES
PAYROLL & RELATED	71,037	43,889	35,036	-	-	2,661	-	152,623	-	-	152,623
COST OF GOODS SOLD	9,689	3,595	3,501	-	-	-	-	16,785	-	-	16,785
PROMO EXPENSE	10,132	7,995	4,065	-	-	-	-	22,192	-	-	22,192
ADVERTISING	2,086	1,264	1,016	-	-	-	-	4,366	-	-	4,366
MARKETING/ENTERTAINMENT	7,542	2,649	2,148	-	-	-	-	12,339	-	-	12,339
GAMING TAX & REG FEES	19,647	10,251	8,523	-	-	37	-	38,458	-	-	38,458
PROPERTY TAX, RENT & INSUR	17,016	8,127	6,555	-	-	1,720	-	33,418	-	-	33,418
UTILITIES	8,291	3,606	3,169	-	-	53	-	15,119	-	-	15,119
PROV FOR DOUBTFUL ACCTS	6,305	1,012	1,030	-	-	-	-	8,347	-	-	8,347
GEN, ADMIN & OTHER OPER	14,837	8,473	6,781	-	301	12,280	-	42,672	-	-	42,672
TOTAL OPERATING EXPENSES	166,582	90,861	71,824	-	301	16,751	-	346,319	-	-	346,319

GROSS OPERATING PROFIT	32,152	875	1,824	-	(301)	(16,751)	-	17,799	-	-	17,799

CRDA EXPENSE(INCOME)	(745)	(276)	42	-	-	-	-	(979)	-	-	(979)

EBITDA	32,897	1,151	1,782	-	(301)	(16,751)	-	18,778	-	-	18,778

DEPRECIATION & AMORTIZATION	(18,558)	(5,869)	(485)	-	-	(71)	-	(24,983)	-	-	(24,983)
INTEREST INCOME	50	415	109	50,307	-	45,588	(95,763)	706	5	-	711
INTEREST EXPENSE	(32,227)	(13,748)	(1,167)	(50,307)	-	(68,792)	95,763	(70,478)	-	-	(70,478)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	0	-	-	(7,581)	-	(14,432)	-	-	(14,432)
OTHER NON-OP INC(EXP)/IMPAIRMENT	(3,720)	(347,839)	(189,978)	-	-	39	-	(541,498)	-	-	(541,498)
INCOME TAX BENEFIT	335	1,910	0	-	-	-	-	2,245	6,079	-	8,324
NON-CONTROLLING INTEREST IN SUBS	-	-	-	-	-	-	-	-	147,970	-	147,970
NET INCOME(LOSS)	($25,790)	($366,264)	($189,739)	$0	($301)	($47,568)	$0	($629,662)	$154,054	$0	($475,608)

The financial statements filed for June were preliminary and were subject to review by the Company's independent accountants.
The Company evaluated its intangible assets and long-lived assets in accordance with Statements of Financial Accounting Standards (SFAS) Nos.142 and 144.
Accordingly, year to date net loss includes June adjustments recorded after the MOR filing date of July 20, 2009.
The net effect to net loss was $424,183, after the amount attributable to non-controlling interests in subsidiaries of $130,305.

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
July 31, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

											July 31, 2009	February 16, 2009
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$27,079	$15,874	$12,191	$0	$0	$21,171	$0	$76,315	$0	$0	$76,315	$71,156
ACCOUNTS RECEIVABLE, NET	25,717	7,489	6,710	0	0	0	0	39,916	0	0	39,916	41,896
ACCTS RECEIVABLE, OTHER	2,285	1,245	1,235	127,218	0	11,533	(138,655)	4,861	0	0	4,861	4,798
RE TAX RECEIVABLE	484	3,065	351	0	0	0	0	3,900	0	0	3,900	638
INVENTORIES	3,447	1,338	1,113	0	0	0	0	5,898	0	0	5,898	5,465
PREPAID AND OTHER	10,623	4,824	3,910	0	0	4,607	0	23,964	0	0	23,964	21,200
DEF INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809
TOTAL CURRENT ASSETS	70,539	34,779	26,529	127,218	0	37,311	(138,655)	157,721	10,942	0	168,663	158,962

INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	(393)	393	0	(609,204)	609,204	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,184,907	(2,433,876)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	0	0	1,043	0	213,442	0	0	213,442	398,296
BUILDINGS AND IMPROVEMENTS	898,471	15,532	13,345	0	0	1,645	0	928,993	0	0	928,993	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	133,014	5,738	2,920	0	0	934	0	142,606	0	0	142,606	220,351
LEASEHOLD IMPROVEMENTS	0	0	1,027	0	0	958	0	1,985	0	0	1,985	6,093
CONSTRUCTION-IN-PROCESS	2,057	245	169	0	100	229	0	2,800	0	0	2,800	4,006
PROPERTY AND EQUIPMENT	1,230,160	31,057	23,700	0	100	4,809	0	1,289,826	0	0	1,289,826	1,893,506
ACCUMULATED DEPRECIATION	(140,681)	(248)	(153)	0	0	(1,509)	0	(142,591)	0	0	(142,591)	(189,889)
PROPERTY AND EQUIPMENT, NET	1,089,479	30,809	23,547	0	100	3,300	0	1,147,235	0	0	1,147,235	1,703,617

RESTRICTED CASH	0	0	0	0	0	2,607	0	2,607	0	0	2,607	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533
								0
LEASEHOLD INT	0	20	0	0	0	0	0	20	0	0	20	23
CUSTOMER RELATION	2,800	0	0	0	0	0	0	2,800	0	0	2,800	3,253
TRADENAMES	32,712	0	0	0	0	0	0	32,712	0	0	32,712	53,212
INTANGIBLES ASSETS, NET	35,512	20	0	0	0	0	0	35,532	0	0	35,532	56,488
RE TAX RECEIVABLE-L/T	1,537	9,682	1,108	0	0	0	0	12,327	0	0	12,327	15,863
DEF INCOME TAXES- NONCURRENT	0	0	0	0	0	0	0	0	0	0	0	0
CRDA INVESTMENTS	27,833	15,989	11,584	0	0	0	0	55,406	0	0	55,406	57,464
OTHER ASSETS, NET	5,019	1,912	2,999	0	0	10,816	0	20,746	0	0	20,746	25,630
TOTAL ASSETS	$1,229,919	$93,191	$65,767	$1,376,187	$100	$1,238,548	($2,572,138)	$1,431,574	($598,262)	$609,204	$1,442,516	$2,035,364

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
July 31, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

											July 31, 2009	February 16, 2009
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$10,504	$4,687	$4,637	$0	$46	$10,926	$0	$30,800	$0	$0	$30,800	$32,640
ACCRUED PAYROLL	11,829	6,445	5,631	0	0	1,090	0	24,995	0	0	24,995	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	14,460	4,486	2,518	127,218	0	131,077	(138,655)	141,104	0	0	141,104	91,524
DUE TO AFFILIATES	31,406	1,741	505	0	0	(33,652)	0	0	0	0	0	0
SELF INSURANCE RESERVES	7,587	4,688	3,597	0	0	0	0	15,872	0	0	15,872	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	430	0	430	0	0	430	0
OTHER ACCRUED LIABILITIES	10,418	5,241	3,338	0	0	1,180	0	20,177	0	0	20,177	12,744
OTHER CURRENT LIABILITIES	9,125	3,904	2,979	0	0	34	0	16,042	0	0	16,042	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURR MATURTIES - LONG-TERM DEBT	199	0	0	0	0	486,293	0	486,492	0	0	486,492	489,032
TOTAL CURRENT LIABILITIES	663,325	320,729	25,216	1,376,187	46	1,846,830	(2,239,104)	1,993,229	0	0	1,993,229	1,954,036

INTERCOMPANY DEBT	250,000	60,222	23,205	0	0	0	(333,427)	0	0	0	0	0
OTHER L/T DEBT	5,805	0	0	0	0	0	0	5,805	0	0	5,805	5,826
TOTAL LONG-TERM DEBT	255,805	60,222	23,205	0	0	0	(333,427)	5,805	0	0	5,805	5,826
								0
DEFERRED INCOME TAXES	13,105	944	1,019	0	0	0	0	15,068	43,972	0	59,040	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	13,621	21	0	0	225	0	13,867	0	0	13,867	14,184
TOTAL LIABILITIES	938,051	398,873	52,400	1,376,187	46	1,847,752	(2,572,531)	2,040,778	43,972	0	2,084,750	2,054,219

STOCKHOLDERS' EQUITY
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBSIDIARIES	0	0	0	0	0	0	0	0	(147,568)	0	(147,568)	683
CAPITAL IN EXCESS OF PAR	371,512	146,293	422,272	0	11,613	605,287	(951,690)	605,287	467,314	(605,287)	467,314	466,835
OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	0	0	0	0	0	0
RETAINED EARNINGS (DEFICIT)	(79,644)	(451,975)	(408,905)	0	(11,559)	(1,214,491)	952,083	(1,214,491)	(962,012)	1,214,491	(962,012)	(486,405)
STOCKHOLDERS' EQUITY	291,868	(305,682)	13,367	0	54	(609,204)	393	(609,204)	(642,234)	609,204	(642,234)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,229,919	$93,191	$65,767	$1,376,187	$100	$1,238,548	($2,572,138)	$1,431,574	($598,262)	$609,204	$1,442,516	$2,035,364

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4
AS OF JULY 31, 2009
(Unaudited)

($in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total

TER Holdings, LP	$1,885	$1,600	$965	$923	$5,553	$10,926

Trump Taj Mahal	8,502	230	(80)	3	1,849	10,504

Trump Plaza	4,002	214	25	(78)	524	4,687

Trump Marina	3,778	299	3	7	550	4,637

TER Development	46	0	0	0	0	46

Total	$18,213	$2,343	$913	$855	$8,476	$30,800

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5
AS OF JULY 31, 2009
(Unaudited)

($in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total

TER Holdings, LP	$0	$19	$0	$77	$0	$96

Trump Taj Mahal	16,753	6,494	755	33,024	(28,540)	28,486

Trump Plaza	4,963	1,162	230	11,288	(5,844)	11,799

Trump Marina	4,409	910	111	6,640	(3,774)	8,296

Total	$26,125	$8,585	$1,096	$51,029	($38,158)	$48,677